UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05848

The Gabelli Value Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

        Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Value Fund Inc.

Annual Report — December 31, 2011

Christopher J. Marangi

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Performance Discussion (Unaudited)

For the year ended December 31, 2011, the net asset value (“NAV”) per Class A Share of The Gabelli Value Fund Inc. increased 0.1% compared with increases of 2.1% and 8.3% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Concerns about economic growth, debt burdens, and political stalemates in Europe and the U.S. created volatility in the markets during 2011.

Beginning with a continued economic rebound following the financial crisis of 2008-2009, the market quickly recognized the implications of the political uprisings across the Middle East, and the earthquake and nuclear disaster in Fukushima, Japan, which resulted in both a human tragedy and a disruption to the supply chains of many industries. Over the summer, political brinksmanship over the debt ceiling in the U.S. led to the country losing its AAA rating. From fall to the end of the year, concerns about the fiscal crisis in Europe led to doubts regarding the ability of certain EU members to repay their debts, and also of whether the euro itself will survive. Despite all the external shocks, the market and the Fund ended the year with little changed.

With this as a backdrop, we continue to do what we have done since the Fund’s inception: invest in companies based on our Private Market Value with a Catalyst® approach. We will invest in companies trading at a discount to their Private Market Value, with attractive products, in growing and fragmented industries, with good cash flow, and strong management teams. We will also continue to look for catalysts that could be in the form of a management change, restructuring, regulatory changes, split-ups, or other dynamics.

Selected holdings that contributed positively to performance in 2011 were Viacom (8.3% of net assets as of December 31, 2011), a leading global entertainment company; CBS (3.6%), a mass media company; and Swedish Match AB (4.6%), a producer of tobacco products that include snus and snuff, chewing tobacco, cigars, and lights. Swedish Match has benefited from the growth of the smokeless tobacco market in both Scandinavia and the U.S., as public smoking bans and health concerns are driving consumers to seek alternative tobacco products to cigarettes. Some of our weaker performing stocks during the year were Cablevision (2.4%), one of the leading broadband providers in the New York metropolitan area with nearly three million customers; Telephone & Data Systems Inc. (1.8%), based in Chicago, IL, primarily a telecommunications company with wireless and rural local exchange wireline operations; and National Fuel Gas (2.7%), a diversified natural gas company. NFG owns a regulated gas utility serving the region around Buffalo, NY, gas pipelines that move gas from the Midwest and Canada down to New York City and to New England, and an oil and gas exploration and production business.

We appreciate your confidence and trust.

February 22, 2012	Sincerely yours, Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (9/29/89)
Class A (GABVX)	0.12%	1.08%	4.83%	10.23%
With sales charge (b)	(5.64)	(0.11)	4.21	9.93
S&P 500 Index	2.11	(0.25)	2.92	8.23
Dow Jones Industrial Average	8.28	2.35	4.57	9.71
Nasdaq Composite Index	(0.78)	2.50	3.72	7.96
Class AAA (GVCAX)	0.06	1.09	4.83	10.23
Class B (GVCBX)	(0.71)	0.30	4.03	9.78
With contingent deferred sales charge (c)	(5.68)	(0.10)	4.03	9.78
Class C (GVCCX)	(0.71)	0.34	4.04	9.80
With contingent deferred sales charge (d)	(1.71)	0.34	4.04	9.80
Class I (GVCIX)	0.41	1.30	4.94	10.28

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.43%, 1.43%, 2.18%, 2.18%, and 1.18%, respectively. Class AAA and Class I Shares do not have a sales charge. See page 11 for the expense ratios for the year ended December 31, 2011. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on April 30, 2010, Class B Shares and Class C Shares on March 15, 2000, and the Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI VALUE FUND (CLASS A SHARES) AND S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Value Fund Inc.

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2011 through December 31, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown.

In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2011.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Value Fund Inc.
Actual Fund Return
Class AAA	$1,000.00	$ 919.20	1.42%	$ 6.87
Class A	$1,000.00	$ 919.80	1.42%	$ 6.87
Class B	$1,000.00	$ 915.30	2.16%	$10.43
Class C	$1,000.00	$ 916.00	2.17%	$10.48
Class I	$1,000.00	$ 921.30	1.17%	$ 5.67
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.05	1.42%	$ 7.22
Class A	$1,000.00	$1,018.05	1.42%	$ 7.22
Class B	$1,000.00	$1,014.32	2.16%	$10.97
Class C	$1,000.00	$1,014.27	2.17%	$11.02
Class I	$1,000.00	$1,019.31	1.17%	$ 5.96

*	Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2011:

The Gabelli Value Fund Inc.

Entertainment	14.4%
Cable and Satellite	12.3%
Food and Beverage	7.8%
Metals and Mining	7.0%
Diversified Industrial	6.3%
Consumer Products	5.7%
Broadcasting	5.2%
Financial Services	4.8%
Energy and Utilities	4.5%
Electronics	3.4%
Equipment and Supplies	2.8%
Telecommunications	2.7%
Aerospace	2.6%
Machinery	2.4%
Automotive: Parts and Accessories	2.3%
Business Services	1.9%
Environmental Services	1.8%

Consumer Services	1.7%
Publishing	1.6%
Hotels and Gaming	1.5%
Retail	1.5%
Wireless Communications	1.1%
Automotive	0.8%
Real Estate	0.7%
Health Care	0.6%
Aviation: Parts and Services	0.6%
Specialty Chemicals	0.6%
Computer Software and Services	0.5%
Communications Equipment	0.4%
Commercial Services	0.1%
Agriculture	0.0%
Other Assets and Liabilities (Net)	0.4%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Value Fund Inc.

Schedule of Investments — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 99.6%
	Aerospace — 2.6%
119,000	Exelis Inc.	$1,235,033	$1,076,950
960,000	Rolls-Royce Holdings plc	6,756,553	11,129,333
66,240,000	Rolls-Royce Holdings plc, Cl. C† (a)	105,404	102,870
7,000	The Boeing Co.	513,261	513,450

		8,610,251	12,822,603

	Agriculture — 0.0%
500	The Mosaic Co.	8,345	25,215

	Automotive — 0.8%
55,000	Fiat Industrial SpA†	539,733	471,591
185,000	Ford Motor Co.†	2,365,186	1,990,600
46,000	Navistar International Corp.†	1,986,817	1,742,480

		4,891,736	4,204,671

	Automotive: Parts and Accessories — 2.3%
8,000	BorgWarner Inc.†	377,764	509,920
38,000	China Yuchai International Ltd.	300,576	524,020
160,000	Genuine Parts Co.	4,139,572	9,792,000
21,000	Tenneco Inc.†	714,628	625,380

		5,532,540	11,451,320

	Aviation: Parts and Services — 0.6%
111,477	BBA Aviation plc	222,905	308,158
29,000	Curtiss-Wright Corp.	601,942	1,024,570
318,000	GenCorp Inc.†	2,479,058	1,691,760

		3,303,905	3,024,488

	Broadcasting — 5.2%
643,000	CBS Corp., Cl. A, Voting	12,345,678	17,798,240
100,644	Liberty Media Corp. - Liberty Capital, Cl. A†	1,544,841	7,855,264

		13,890,519	25,653,504

	Business Services — 1.9%
45,000	Ascent Capital Group Inc., Cl. A†	1,175,027	2,282,400
10,000	Broadridge Financial Solutions Inc.	113,116	225,500
85,000	Clear Channel Outdoor Holdings Inc., Cl. A†	640,451	1,066,750
5,000	Equinix Inc.†	409,912	507,000
49,250	Fidelity National Information Services Inc.	1,064,884	1,309,558
12,000	Intermec Inc.†	137,311	82,320
93,000	Internap Network Services Corp.†	528,535	552,420
6,000	MasterCard Inc., Cl. A	1,329,778	2,236,920
43,000	The Brink’s Co.	1,172,023	1,155,840

		6,571,037	9,418,708

	Cable and Satellite — 12.3%
130,000	Adelphia Communications Corp., Cl. A† (b)	91,925	0
130,000	Adelphia Communications Corp., Cl. A, Escrow† (b)	0	0

Shares		Cost	Market Value

130,000	Adelphia Recovery Trust†	$0	$650
246,000	AMC Networks Inc., Cl. A†	713,943	9,244,680
841,000	Cablevision Systems Corp., Cl. A	1,779,579	11,959,020
128,000	Comcast Corp., Cl. A, Special	2,421,431	3,015,680
290,000	DIRECTV, Cl. A†	4,108,269	12,400,400
210,000	DISH Network Corp., Cl. A	4,098,927	5,980,800
85,000	EchoStar Corp., Cl. A†	2,164,294	1,779,900
143,000	Liberty Global Inc., Cl. A†	2,602,048	5,867,290
185,000	Rogers Communications Inc., Cl. B	589,677	7,124,350
90,000	Scripps Networks Interactive Inc., Cl. A	2,946,856	3,817,800

		21,516,949	61,190,570

	Commercial Services — 0.1%
22,000	Macquarie Infrastructure Co. LLC	478,055	614,900

	Communications Equipment — 0.4%
33,000	Corning Inc.	387,750	428,340
24,500	Loral Space & Communications Inc.†	1,621,779	1,589,560

		2,009,529	2,017,900

	Computer Software and Services — 0.5%
8,000	Alibaba.com Ltd.†	14,075	8,271
32,000	eBay Inc.†	790,098	970,560
83,000	Yahoo! Inc.†	1,385,519	1,338,790

		2,189,692	2,317,621

	Consumer Products — 5.7%
10,000	Avon Products Inc.	255,607	174,700
58,000	Energizer Holdings Inc.†	1,406,889	4,493,840
566	Givaudan SA†	161,059	539,306
200	National Presto Industries Inc.	5,966	18,720
645,000	Swedish Match AB	9,689,095	22,896,303
500	The Estee Lauder Companies Inc., Cl. A	33,385	56,160

		11,552,001	28,179,029

	Consumer Services — 1.7%
3,000	Coinstar Inc.†	119,069	136,920
230,000	Liberty Interactive Corp., Cl. A†	3,507,855	3,729,450
209,000	Rollins Inc.	690,620	4,643,980
15,000	TiVo Inc.†	131,539	134,550

		4,449,083	8,644,900

	Diversified Industrial — 6.3%
42,000	Ampco-Pittsburgh Corp.	210,015	812,280
8,000	Cooper Industries plc	259,867	433,200
137,000	Crane Co.	3,586,569	6,399,270
68,000	Fortune Brands Home & Security Inc.†	833,555	1,158,040
70,037	Griffon Corp.	750,668	639,438
239,000	Honeywell International Inc.	6,584,541	12,989,650
62,000	ITT Corp.	1,088,182	1,198,460
95,000	Katy Industries Inc.†	202,178	32,538
6,500	Precision Castparts Corp.	800,529	1,071,135

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
130,000	Smiths Group plc	$2,576,557	$1,847,279
102,000	Tyco International Ltd.	3,897,105	4,764,420
1,500	Waters Corp.†	106,847	111,075

		20,896,613	31,456,785

	Electronics — 3.4%
85,000	LSI Corp.†	493,018	505,750
20,000	TE Connectivity Ltd.	518,891	616,200
185,000	Texas Instruments Inc.	4,430,096	5,385,350
189,000	Thomas & Betts Corp.†	3,645,218	10,319,400

		9,087,223	16,826,700

	Energy and Utilities — 4.5%
4,000	Chevron Corp.	271,617	425,600
78,000	ConocoPhillips	1,992,775	5,683,860
20,000	CONSOL Energy Inc.	878,210	734,000
200,000	GenOn Energy Inc., Escrow† (b)	0	0
239,000	National Fuel Gas Co.	10,657,068	13,283,620
5,000	NextEra Energy Inc.	248,297	304,400
7,300	Occidental Petroleum Corp.	567,572	684,010
26,000	Southwest Gas Corp.	687,592	1,104,740
25,000	Weatherford International Ltd.†	477,591	366,000

		15,780,722	22,586,230

	Entertainment — 14.4%
8,570	Chestnut Hill Ventures† (b)	233,241	566,289
48,000	Discovery Communications Inc., Cl. A†	695,459	1,966,560
97,000	Discovery Communications Inc., Cl. C†	1,371,505	3,656,900
59,000	Dover Motorsports Inc.†	241,706	61,360
4,000	DreamWorks Animation SKG Inc., Cl. A†	88,597	66,380
244,000	Grupo Televisa SA, ADR	2,310,220	5,138,640
288,000	The Madison Square Garden Co., Cl. A†	1,157,053	8,248,320
176,000	Time Warner Inc.	4,719,093	6,360,640
772,000	Viacom Inc., Cl. A	23,288,544	41,170,760
210,001	Vivendi SA	3,109,468	4,598,740

		37,214,886	71,834,589

	Environmental Services — 1.8%
277,000	Republic Services Inc.	3,633,749	7,631,350
35,000	Waste Management Inc.	993,074	1,144,850

		4,626,823	8,776,200

	Equipment and Supplies — 2.8%
145,000	CIRCOR International Inc.	1,786,849	5,119,950
45,500	Flowserve Corp.	522,238	4,519,060
51,000	Gerber Scientific Inc., Escrow† (b)	0	510
65,000	GrafTech International Ltd.†	732,699	887,250
93,000	Watts Water Technologies Inc., Cl. A	1,308,458	3,181,530

		4,350,244	13,708,300

	Financial Services — 4.8%
245,000	American Express Co.	6,554,826	11,556,650

Shares		Cost	Market Value

9,000	Artio Global Investors Inc.	$115,827	$43,920
105,000	H&R Block Inc.	1,843,667	1,714,650
12,000	Interactive Brokers Group Inc., Cl. A	201,682	179,280
30,000	JPMorgan Chase & Co.	1,161,025	997,500
51,000	Kinnevik Investment AB, Cl. B	800,911	993,759
55,000	Legg Mason Inc.	1,403,229	1,322,750
18,000	Loews Corp.	703,727	677,700
15,000	Morgan Stanley	385,128	226,950
14,000	PNC Financial Services Group Inc.	868,578	807,380
55,000	SLM Corp.	787,124	737,000
15,000	State Street Corp.	687,716	604,650
20,000	Steel Excel Inc.†	586,331	480,000
100,000	The Bank of New York Mellon Corp.	2,810,979	1,991,000
2,400	The Goldman Sachs Group Inc.	332,828	217,032
52,000	Wells Fargo & Co.	1,456,523	1,433,120

		20,700,101	23,983,341

	Food and Beverage — 7.8%
73,000	Beam Inc.	3,201,897	3,739,790
54,000	Davide Campari - Milano SpA	254,633	359,581
165,000	Diageo plc, ADR	6,358,691	14,424,300
55,000	Dr Pepper Snapple Group Inc.	1,458,383	2,171,400
81,000	Fomento Economico Mexicano SAB de CV, ADR	983,520	5,646,510
7,000	Kellogg Co.	312,950	353,990
22,000	Kerry Group plc, Cl. A	256,795	807,222
10,000	Kikkoman Corp.	106,788	114,850
74,000	Kraft Foods Inc., Cl. A	2,180,660	2,764,640
15,000	Pernod-Ricard SA	1,213,430	1,391,186
6,500	Ralcorp Holdings Inc.†	526,127	555,750
14,000	Remy Cointreau SA	825,768	1,125,037
291,000	Sara Lee Corp.	4,823,454	5,505,720

		22,503,096	38,959,976

	Health Care — 0.6%
4,000	Chemed Corp.	125,792	204,840
28,000	Covidien plc	1,113,252	1,260,280
23,000	Mead Johnson Nutrition Co.	865,670	1,580,790

		2,104,714	3,045,910

	Hotels and Gaming — 1.5%
14,000	Accor SA	484,624	354,870
35,000	Dover Downs Gaming & Entertainment Inc.	216,475	74,900
137,000	Gaylord Entertainment Co.†	3,789,589	3,307,180
38,000	International Game Technology	563,007	653,600
335,000	Ladbrokes plc	1,750,361	676,326
60,000	Las Vegas Sands Corp.†	1,177,094	2,563,800

		7,981,150	7,630,676

	Machinery — 2.4%
74,000	CNH Global NV†	1,448,096	2,663,260
57,500	Deere & Co.	1,227,099	4,447,625
125,000	Xylem Inc.	3,070,752	3,211,250

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Machinery (Continued)
51,000	Zebra Technologies Corp., Cl. A†	$1,466,919	$1,824,780

		7,212,866	12,146,915

	Metals and Mining — 7.0%
180,000	Barrick Gold Corp.	4,032,545	8,145,000
10,000	Cameco Corp.	175,905	180,500
25,000	Freeport-McMoRan Copper & Gold Inc.	328,643	919,750
90,000	Kinross Gold Corp.	734,770	1,026,000
38,000	Materion Corp.†	902,343	922,640
395,000	Newmont Mining Corp.	7,934,129	23,703,950

		14,108,335	34,897,840

	Publishing — 1.6%
313,000	Media General Inc., Cl. A†	5,357,209	1,273,910
37,000	Meredith Corp.	750,493	1,208,050
302,000	News Corp., Cl. A	4,373,679	5,387,680
10,000	News Corp., Cl. B	162,670	181,800

		10,644,051	8,051,440

	Real Estate — 0.7%
133,600	Griffin Land & Nurseries Inc.	1,586,869	3,535,056

	Retail — 1.5%
45,000	CVS Caremark Corp.	1,514,167	1,835,100
70,000	HSN Inc.	1,181,569	2,538,200
50,000	Ingles Markets Inc., Cl. A	572,181	753,000
40,000	Safeway Inc.	776,600	841,600
31,000	The Home Depot Inc.	942,950	1,303,240

		4,987,467	7,271,140

	Specialty Chemicals — 0.6%
13,500	Airgas Inc.	893,974	1,054,080
110,000	Ferro Corp.†	947,412	537,900
7,000	FMC Corp.	320,954	602,280
15,000	International Flavors & Fragrances Inc.	660,182	786,300

		2,822,522	2,980,560

	Telecommunications — 2.7%
437,000	Cincinnati Bell Inc.†	1,407,611	1,324,110
28,000	NII Holdings Inc.†	961,700	596,400
660,000	Sprint Nextel Corp.†	3,796,968	1,544,400
351,000	Telephone & Data Systems Inc.	7,623,639	9,087,390
35,000	Telephone & Data Systems Inc., Special	782,826	833,350

		14,572,744	13,385,650

	Wireless Communications — 1.1%
12,000	Millicom International Cellular SA, SDR	907,147	1,202,258
50,000	United States Cellular Corp.†	2,358,836	2,181,500
1,000	ViaSat Inc.†	40,653	46,120

Shares		Cost	Market Value

66,000	Vodafone Group plc, ADR	$1,727,162	$1,849,980

		5,033,798	5,279,858

	TOTAL COMMON STOCKS	291,217,866	495,922,595

	TOTAL INVESTMENTS — 99.6%	$291,217,866	495,922,595

	Other Assets and Liabilities (Net) — 0.4%		2,097,290

	NET ASSETS — 100.0%		$498,019,885

(a)	At December 31, 2011, the Fund held an investment in a restricted and illiquid security amounting to $102,870 or 0.02% of net assets, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
66,240,000	Rolls-Royce Holdings plc, Cl. C	10/26/11	$105,404	$0.0016

(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of fair valued securities amounted to $566,799 or 0.11% of net assets.
†	Non-income producing security.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (cost $291,217,866)	$495,922,595
Receivable for investments sold	9,479,258
Receivable for Fund shares sold	210,693
Dividends receivable	848,089
Prepaid expense	37,758

Total Assets	506,498,393

Liabilities:
Payable to custodian	4,449,148
Payable for Fund shares redeemed	3,220,237
Payable for investment advisory fees	425,515
Payable for distribution fees	109,749
Payable for accounting fees	3,750
Other accrued expenses	270,109

Total Liabilities	8,478,508

Net Assets (applicable to 35,933,373 shares outstanding)	$498,019,885

Net Assets Consist of:
Paid-in capital	$301,191,320
Undistributed net investment income	13,011
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(7,887,877)
Net unrealized appreciation on investments	204,704,729
Net unrealized depreciation on foreign currency translations	(1,298)

Net Assets	$498,019,885

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($634,095 ÷ 45,707 shares outstanding; 50,000,000 shares authorized)	$13.87

Class A:
Net Asset Value and redemption price per share ($480,413,987 ÷ 34,586,818 shares outstanding; 100,000,000 shares authorized)	$13.89

Maximum offering price per share (NAV÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.74

Class B:
Net Asset Value and offering price per share ($639,887 ÷ 52,132 shares outstanding; 100,000,000 shares authorized)	$12.27	(a)

Class C:
Net Asset Value and offering price per share ($7,788,541 ÷ 633,009 shares outstanding; 50,000,000 shares authorized)	$12.30	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($8,543,375 ÷ 615,707 shares outstanding; 50,000,000 shares authorized)	$13.88

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $290,563)	$9,626,701
Interest	1,384

Total Investment Income	9,628,085

Expenses:
Investment advisory fees	5,594,943
Distribution fees – Class AAA	1,779
Distribution fees – Class A	1,350,599
Distribution fees – Class B	11,057
Distribution fees – Class C	81,200
Shareholder services fees	406,684
Shareholder communications expenses	193,954
Custodian fees	99,288
Legal and audit fees	77,442
Directors’ fees	76,003
Registration expenses	65,348
Accounting fees	45,000
Tax expense (See Note 2)	7,022
Interest expense	948
Miscellaneous expenses	46,734

Total Expenses	8,058,001

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(20,190)

Net Expenses	8,037,811

Net Investment Income	1,590,274

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	55,709,498
Net realized loss on foreign currency transactions	(36,681)

Net realized gain on investments and foreign currency transactions	55,672,817

Net change in unrealized appreciation/depreciation:
on investments	(57,596,980)
on foreign currency translations	(1,727)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(57,598,707)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(1,925,890)

Net Decrease in Net Assets Resulting from Operations	$(335,616)

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Statement of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$1,590,274	$200,066
Net realized gain on investments and foreign currency transactions	55,672,817	18,202,726
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(57,598,707)	114,265,529

Net Increase/(Decrease) in Net Assets Resulting from Operations	(335,616)	132,668,321

Distributions to Shareholders:
Net investment income
Class AAA	(2,088)	(480)
Class A	(1,503,279)	(159,756)
Class I	(54,644)	(19,146)

	(1,560,011)	(179,382)

Net realized gain
Class AAA	(69,961)	(7,827)
Class A	(51,630,300)	(17,497,121)
Class B	(76,227)	(58,624)
Class C	(926,019)	(234,903)
Class I	(988,739)	(235,483)

	(53,691,246)	(18,033,958)

Total Distributions to Shareholders	(55,251,257)	(18,213,340)

Capital Share Transactions:
Class AAA	464,595	260,519
Class A	(74,177,539)	46,620,050
Class B	(1,157,931)	(2,493,288)
Class C	1,431,050	(222,000)
Class I	1,641,005	2,051,846

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(71,798,820)	46,217,127

Redemption Fees	55,515	1,840

Net Increase/(Decrease) in Net Assets	(127,330,178)	160,673,948
Net Assets:
Beginning of period	625,350,063	464,676,115

End of period (including undistributed net investment income of $13,011 and $10,816, respectively)	$498,019,885	$625,350,063

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions									Ratios to Average Net Assets / Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain(Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000's)	Net Investment Income (Loss)		Operating Expenses	Portfolio Turnover Rate
Class AAA
2011	$15.58	$0.07	$(0.08)	$(0.01)	$(0.05)		$(1.65)	—	$(1.70)	$0.00	$13.87	0.1%	$634	0.45%		1.43%	6%
2010(c)	14.37	0.00 (b)	1.70	1.70	(0.03)		(0.46)	—	(0.49)	0.00	15.58	11.8	275	0.00	(d)(e)	1.43 (d)	14
Class A
2011	$15.59	$0.05	$(0.05)	$0.00 (b)	$(0.05)		$(1.65)	—	$(1.70)	$0.00	$13.89	0.1%	$480,414	0.29%		1.43%	6%
2010	12.58	0.01	3.46	3.47	(0.00	)(b)	(0.46)	—	(0.46)	0.00	15.59	27.6	607,818	0.05		1.43	14
2009	9.00	0.04	3.69	3.73	(0.04)		(0.11)	—	(0.15)	0.00	12.58	41.4	449,865	0.36		1.52	5
2008	16.78	0.04	(7.47)	(7.43)	(0.04)		(0.03)	$(0.28)	(0.35)	0.00	9.00	(44.2)	366,568	0.28		1.41	4
2007	17.61	(0.04)	0.86	0.82	—		(1.65)	0.00 (b)	(1.65)	0.00	16.78	4.6	800,586	(0.20)		1.39	9
Class B
2011	$14.04	$(0.08)	$(0.04)	$(0.12)	—		$(1.65)	—	$(1.65)	$0.00	$12.27	(0.7)%	$640	(0.56)%		2.18%	6%
2010	11.45	(0.09)	3.14	3.05	—		(0.46)	—	(0.46)	0.00	14.04	26.6	1,844	(0.72)		2.18	14
2009	8.24	(0.03)	3.35	3.32	—		(0.11)	—	(0.11)	0.00	11.45	40.3	3,850	(0.38)		2.27	5
2008	15.46	(0.06)	(6.85)	(6.91)	—		(0.03)	$(0.28)	(0.31)	0.00	8.24	(44.6)	4,252	(0.48)		2.16	4
2007	16.46	(0.17)	0.82	0.65	—		(1.65)	0.00 (b)	(1.65)	0.00	15.46	3.9	10,774	(0.95)		2.14	9
Class C
2011	$14.07	$(0.06)	$(0.06)	$(0.12)	—		$(1.65)	—	$(1.65)	$0.00	$12.30	(0.7)%	$7,789	(0.43)%		2.18%	6%
2010	11.47	(0.09)	3.15	3.06	—		(0.46)	—	(0.46)	0.00	14.07	26.7	7,378	(0.70)		2.18	14
2009	8.25	(0.04)	3.37	3.33	—		(0.11)	—	(0.11)	0.00	11.47	40.4	6,314	(0.39)		2.27	5
2008	15.48	(0.06)	(6.86)	(6.92)	—		(0.03)	$(0.28)	(0.31)	0.00	8.25	(44.6)	5,686	(0.47)		2.16	4
2007	16.47	(0.17)	0.83	0.66	—		(1.65)	0.00 (b)	(1.65)	0.00	15.48	4.0	14,679	(0.94)		2.14	9
Class I
2011	$15.58	$0.09	$(0.05)	$0.04	$(0.09)		$(1.65)	—	$(1.74)	$0.00	$13.88	0.4%	$8,543	0.57%		1.18%	6%
2010	12.56	0.04	3.48	3.52	(0.04)		(0.46)	—	(0.50)	0.00	15.58	28.0	8,035	0.31		1.18	14
2009	8.99	0.06	3.69	3.75	(0.07)		(0.11)	—	(0.18)	0.00	12.56	41.6	4,647	0.59		1.27	5
2008(f)	15.87	0.08	(6.57)	(6.49)	(0.08)		(0.03)	$(0.28)	(0.39)	0.00	8.99	(40.8)	3,528	0.66	(d)	1.16 (d)	4

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	From the commencement of offering Class AAA Shares on April 30, 2010 through December 31, 2010.
(d)	Annualized.
(e)	Amount represents less than 0.005%.
(f)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Notes to Financial Statements

1.  Organization.  The Gabelli Value Fund Inc. was incorporated on July 20, 1989 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long-term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$12,719,733	$102,870	—	$12,822,603
Cable and Satellite	61,190,570	—	$0	61,190,570
Energy and Utilities	22,586,230	—	0	22,586,230
Entertainment	71,268,300	—	566,289	71,834,589
Equipment and Supplies	13,707,790	—	510	13,708,300
Other Industries (a)	313,780,303	—	—	313,780,303
Total Common Stocks	495,252,926	102,870	566,799	495,922,595
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$495,252,926	$102,870	$566,799	$495,922,595

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11 †
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Cable and Satellite	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Energy and Utilities	0	—	—	—	—	—	—	—	0	—
Entertainment	390,364	—	—	175,925	—	—	—	—	566,289	175,925
Equipment and Supplies	—	—	—	510	0	—	—	—	510	510
Total Common Stocks	390,364	—	—	176,435	0	—	—	—	566,799	176,435
Warrants:
Energy and Utilities	122	—	(35,380)	35,258	—	(0)	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$390,486	$—	$(35,380)	$211,693	$0	$(0)	$—	$—	$566,799	$176,435

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid security the Fund held as of December 31, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, deemed distributions on shareholder redemptions, and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease undistributed net investment income by $28,068 and increase accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $2,066,870, with an offsetting adjustment to paid-in capital.

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$4,945,856	$179,382
Net long-term capital gains	50,305,401	18,033,958

Total distributions paid	$55,251,257	$18,213,340

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

To be consistent with the application of federal excise tax rules regarding undistributed income of regulated investment companies, the Fund paid $7,022 with its 2010 federal excise return.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$196,828,565

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$299,092,732	$219,721,342	$(22,891,479)	$196,829,863

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31,

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2011, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $20,190.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee and the Lead Director each receive an annual fee of $2,000 per year. The Chairman of the Nominating Committee and Proxy Voting Committee each receive an annual fee of $2,500. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $32,490,037 and $149,949,816, respectively.

6.  Transactions with Affiliates.  During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $141,288 to Gabelli & Co. Additionally, the current and former Distributors informed the Fund that they retained a total of $75,607 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

7.  Capital Stock.  The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor. Class AAA Shares were first issued on April 30, 2010.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2011 and December 31, 2010 amounted to $55,515 and $1,840, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	97,971	$1,561,106	22,743	$333,873
Shares issued upon reinvestment of distributions	5,251	72,049	533	8,307
Shares redeemed	(75,143)	(1,168,560)	(5,648)	(81,661)

Net increase	28,079	$464,595	17,628	$260,519

Class A
Shares sold	1,884,560	$30,149,325	7,874,265	$109,631,722
Shares issued upon reinvestment of distributions	3,591,880	49,352,430	1,040,352	16,239,912
Shares redeemed	(9,865,497)	(153,679,294)	(5,692,428)	(79,251,584)

Net increase/(decrease)	(4,389,057)	$(74,177,539)	3,222,189	$46,620,050

Class B
Shares sold	161	$1,950	200	$2,729
Shares issued upon reinvestment of distributions	5,903	71,669	3,915	55,050
Shares redeemed	(85,285)	(1,231,550)	(209,076)	(2,551,067)

Net decrease	(79,221)	$(1,157,931)	(204,961)	$(2,493,288)

Class C
Shares sold	139,653	$2,003,019	89,106	$1,167,551
Shares issued upon reinvestment of distributions	58,471	711,590	12,375	174,248
Shares redeemed	(89,563)	(1,283,559)	(127,597)	(1,563,799)

Net increase/(decrease)	108,561	$1,431,050	(26,116)	$(222,000)

Class I
Shares sold	282,617	$4,570,830	238,722	$3,372,728
Shares issued upon reinvestment of distributions	27,499	377,290	4,359	67,967
Shares redeemed	(210,200)	(3,307,115)	(97,164)	(1,388,849)

Net increase	99,916	$1,641,005	145,917	$2,051,846

*	For Class AAA Shares, from the commencement of offering these shares on April 30, 2010.

8.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

10.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Value Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Value Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value Fund Inc. (hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2012

The Gabelli Value Fund Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Value Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1989	27

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 76	Since 1989	35	President of the law firm of Anthony J. Colavita, P.C.	—
Robert J. Morrissey Director Age: 72	Since 1989	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—
Anthony R. Pustorino Director Age: 86	Since 1989	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)
Werner J. Roeder, MD Director Age: 71	Since 2001	22	Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli Value Fund Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 60	Since 2003 Since November 2011

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 53	Since 2006

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2011 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2011, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short-term capital gains) totaling $0.154, $0.153, $0.104, $0.104, and $0.196 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively, and long-term capital gains totaling $52,407,460, or the maximum allowable. The distribution of long-term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2011, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.03% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 68.50% of the ordinary income distribution as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Gabelli Value Fund Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors
Mario J. Gabelli, CFA Chairman and Chief Executive Officer GAMCO Investors, Inc. Anthony J. Colavita President Anthony J. Colavita, P.C. Robert J. Morrissey Attorney-at-Law Morrissey, Hawkins & Lynch	Anthony R. Pustorino Certified Public Accountant, Professor Emeritus Pace University Werner J. Roeder, MD Medical Director Lawrence Hospital

Officers
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian
The Bank of New York Mellon

Distributor
G.distributors, LLC

Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company

Legal Counsel
Willkie Farr & Gallagher LLP

This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB409Q411AR

The

Gabelli

Value

Fund Inc.

ANNUAL REPORT

DECEMBER 31, 2011

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you.  This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass)
Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks.    (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass)
Team Managed

MICRO-CAP

GAMCO Westwood
Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)
Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass) Team Managed

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers: Charles L. Minter    Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC,

One Corporate Center, Rye, NY 10580.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,867 for 2010 and $38,867 for 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,625 for 2010 and $3,625 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Value Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.